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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 29, 2000

                            HARKEN ENERGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE               001-10262                  95-2841597
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


                         16285 PARK TEN PLACE, SUITE 600
                              HOUSTON, TEXAS 77084
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 717-1300


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 - Slide presentation to be posted on Harken Energy Corporation's website on November 28, 2000.

99.2  -  News release dated November 28, 2000.


ITEM 9. REGULATION FD DISCLOSURE

         On November 28, 2000, Harken Energy Corporation distributed the press release attached hereto as Exhibit 99.2. Such press release references a slide presentation, attached hereto as Exhibit 99.1, which will be posted on the Harken Energy Corporation website on November 28, 2000.

         Certain information in this Form 8-K and in the presentation regarding future expectations and plans may be regarded as "forward looking statements" within the meaning of the Securities Litigation Reform Act. They are subject to various risks, such as the inherent uncertainties in interpreting engineering data related to underground accumulations of oil and gas, timing and capital availability, discussed in detail in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and 10-K/A for the year ended December 31, 1999. Actual results may vary materially.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HARKEN ENERGY CORPORATION


Date:  November 29, 2000                     By:  /s/ Karen Kerr-Johnson
                                                ------------------------
                                             Name:  Karen Kerr-Johnson
                                             Title:  Assistant Secretary




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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

99.1     -        Slide presentation to be posted on Harken Energy Corporation's website on November 28, 2000.

99.2     -        News release dated November 28, 2000.